EXHIBIT 99.2
[Presentation to be made on November 15, 2005 and November 17, 2005]

November 2005 1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG Bill Barrett, Chairman and Chief Executive Officer

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price levels and volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our definitive prospectus dated August 17, 2005 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of that filing. Forward-Looking Statements

Pure Rockies oil and gas exploration and production company Time-Honored Strategy Proven, experienced Rocky Mountain management team and technical staff Develop extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects Solid record of development growth and exploration discoveries Strong balance sheet positioned for growth Key Highlights

Williston Piceance Powder River Uinta Wind River 7 14 24 18 47 Record of Growth Production Q3 2005 Production (MMcfe/d) Williston 7 Piceance 14 Powder River 24 Uinta 18 Wind River 47 Production (MMcfe/d) Mar 02 Dec 02 Dec 03 Dec 04 Q4 05 Drilling 24 24 69 89 110 Q3 2005 24 69 110 54% CAGR Q4 2004 Q4 2002 Q4 2003 Q1 2002 24 89

2002 2003 2004 2005E Drilling 31.3 151.7 209 305 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capital Expenditures (millions) $135 $31 $45 $152 $138 $209 $310- $320 Acquisitions Base Capex 2005 Capex $310 - 320 million Wind River Other Piceance Uinta 62 49 127 67 Piceance 42% Uinta 22% Wind River 20% Other 16% Development Exploration Other 74 11 15 *Includes Acreage, Facilities and G&G Exploration 11% Other* 15% Development 74% Record Of Growth Investment In Our Asset Base 2002 2002 2003 2004 2005 2545 3163 14868 28256 48000 Discretionary Cash Flow (millions) Q2 2002 Q4 2002 Q4 2004 Q3 2005 $3 $3 $28 $48 131% CAGR Q4 2003 $15 Development Exploration Acreage G&G Other Facilities 211.3 27.8 7.8 5.1 2.4 21.6 Exploration 10% Development 76% Other 1% Facilities 8% Acreage 3% G&G 2% this slide has changed and we want it to be discretionary cash flow, not EBITDAX. The change in DCF is 2.6 million for .10 (2%) and 5.2 for .20 (4%). For net income, use .8 million, 7% and 1.6 million, 14%. For the note-bsed on H2 2005 cash flow and earnings estimates (annualized) at $5.25 CIG.

East 46 160 667 959 1159 2002 2002 2003 2004 Drilling 58 130 204 292 Mar 2002 Dec 2002 Dec 2003 Dec 2004 163% CAGR Sep 2005 1,160 959 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 80% CAGR Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe)

Bill Barrett Corporation

Extensive Development / Exploration Inventory

Development

- 292 Bcfe YE '04 Proved Reserves
- 135 MMcfe/d Net Production, 10/31/05
- 1.1 Tcfe P3 reserves
- Approximately 2,400 unrisked locations
- Seven year drilling inventory

Exploration

- 23 exploration projects
- 70% unconventional
- Over 10 Tcfe unrisked potential
- Over 1,100,000 net undeveloped acres

Gas Prone Area
Oil Prone Area
Development Project
Exploration Project



Target/Red Bank
Red Bank Extension
Hebron
Williston Basin
NORTH DAKOTA
Red Water
MONTANA
Montana Overthrust (Circus)
Nameless/ Indian Hills/ Harding
Mondak
Grand River
Big Horn Basin
Powder River Basin
CBM
CBM Wyodak, Big George
SOUTH DAKOTA
Big Horn
Wind River Basin
Talon, East Madden
Waltman Arch
WYOMING
Green River Basin
Antelope Hollow
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hingeline
Hook, Woodside
Gibson Gulch
Denver, CO
Piceance Basin
W. Tavaputs
Hill Creek
KANSAS
Cedar Camp, Tumbleweed
COLORADO
Pine Ridge
Paradox Basin
Yellow Jacket

7

Silt Proposed 3-D Seismic - 25 sq mi Gibson Gulch Unit Mamm Creek 259 Bcfe 271 MMcfe/d Scale: 640 ac = 1 Mile (with 10 ac grid) Piceance Basin - Gibson Gulch Colorado Barrett - Operator 25-100% WI, 99% Avg. 20,975 Gross / 16,212 Net Acres 90 Bcfe YE '04 Proved Reserves 4 Active Rigs 19 MMcfe/d Net Production, 10/31/05 $132 MM 2005 Capex (85 wells, 4 recompletions) Seven Year Drilling Inventory Based on 20-acre Well Density, 10-acre Density Being Evaluated Unconventional Basin Centered Tight Mesaverde Gas Sand COLORADO Piceance Basin Pipelines Mesaverde Structure Barrett Acreage Barrett Activity Gas Well 2005 Producing Completing WOCT 2005 Location

West Tavaputs Project - Uinta Basin, Utah Shallow - Wasatch/North Horn/Price River/Blackhawk Scale: 640 ac = 1 Mile (with 40 ac grid) 83 Sq Mile 3-D Survey UTAH Uinta Basin Questar interconnect Compressor site Shallow 3-D Four-way Closure $48 MM 2005 Capex (15 wells, 3 recompletions) Conventional Structural Type Trap 52 mi. 2-D, 82 sq. mi. 3-D Seismic Rough Topography (Canyon Country) Barrett - Operator 46,774 Gross, 43,194 Net Acres 100% WI; NRI 83% 16 MMcfe/d Net Production, 10/31/05 49 Bcfe YE '04 Proved Reserves Barrett Acreage Seismic Option Acreage Gas Well (Wasatch, North Horn, Price River) 2005 Gas Well (same formations) Dry with Oil and Gas Show Existing Pipeline Proposed Pipeline Potential 160-acre location

Questar interconnect Compressor site $7 MM 2005 Capex (1 Well) Conventional Structural Type Trap 52 mi. 2-D, 82 sq. mi. 3-D Seismic Rough Surface Topography (Canyon) Barrett - Operator 46,774 Gross, 43,194 Net Acres 100% WI; 83% NRI 10 MMcfe/d Net Production, 10/31/05 Scale: 640 ac = 1 Mile (with 40 ac grid) Deep Well (1967) Peters Point #6-7 Deep Discovery IP: 11.4 MMcfe/d 100% WI, TD 15,349' Dakota, Jurassic Entrada and Navajo Area of Jurassic 3-D Four-way Closure Getty Deep Well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf Area of Dakota Potential UTAH Uinta Basin West Tavaputs Project - Uinta Basin, Utah Deep - Upper Cretaceous Dakota/Jurassic Entrada, Navajo Barrett Acreage Seismic Option Acreage Gas Well Dry with Gas Show Potential Deep Location Existing Pipelines

Hook and Woodside Prospects UTAH Uinta Basin Uinta Basin, Utah Uncompahgre Uplift San Rafael Swell West Tavaputs Development Project Woodside Dome 19,488 Net Undeveloped Acres Structural Four-way Closure 150-200 Bcfe Unrisked Potential Dakota Outcrop SCALE 1 Township = 36 sq mi Hook 41,000 Net Undeveloped Acres Fractured Cretaceous Shale Gas 150-200 Bcfe Unrisked Potential Barrett Acreage Gas Fields Outcrop Drunkards Wash 278 Bcfe Price, UT Peters Point #6-7 Deep Discovery IP: 11.4 MMcfe/d Hook Potential Pay Zones: Ferron Shale 1,000'- 4,000', 3 Vertical Wells Planned Q3 2006 Woodside Potential Pay Zones: Pennsylvanian/ Paradox Sands +- 6,500' 1 Vertical Well Planned - Q3 2006

SCALE 1 Township = 36 sq mi Key Well #14-1 Marsing (1975) 4,000' gas saturated Mesaverde section Altamont/Bluebell Duchesne Structural Level of Natural Buttes Barrett Acreage Mesaverde Penetration Oil Producer Pipeline Fault Temporarily Abandoned 57 sq mi 3-D Seismic Survey #1 DLB TD 14,500' WI 75% Drilling Shallow Green River locations WI 18.75 - 25% Lake Canyon / Brundage Canyon Exploration Project Uinta Basin, Utah Barrett - Operator, all wells below 6,000' 229,421 Gross, 157,343 Net Acres 56.25- 75% WI (Wasatch-Mesaverde), 18.75- 25% WI (Green River); 80% Avg NRI $8 MM 2005 Capex (2 Deep Wells, 2 Shallow Wells) Lake Canyon Lake Canyon Gross BBC Net Fee 55,627.00 33,987.00 EDA 124,794.00 93,596.00 Brundage 49,000.00 36,750.00 Total 229,421.00 164,333.00 Per Tab, May 11, 2005: 7-31-05, per Hunt In-Hand: 55,627 g, 39,830n To be earned: 173,794 g 130,346n 6,000' Test Potential Pay Zones: Green River 4,000'-,5,000', Mesaverde and Blackhawk Tight Gas Zones 9,000'-15,000' Conventional Green River Oil and Unconventional Basin Centered Tight Gas Sandstone Type Traps Multiple Tcfe Unrisked Target Size UTAH Uinta Basin Operator: Bill Barrett Corp (deep); Berry Petroleum (shallow) WI: 56.25- 75% (Wasatch-Mesaverde) 18.75- 25% (Green River) Avg NRI: 80%

Yellowjacket Prospect Paradox Basin, Colorado Barrett Acreage Gas Well Oil Well Pipeline Potential High Graded Shale Gas Area UTAH COLORADO Paradox Basin Scale: 640 ac = 1 Mile (with 40 ac grid) Barrett - Operator 85,000 Gross, 61,500 Net Acres 100% WI; 83% Avg. NRI $1.5 MM 2005 Capex 4 Exploratory Wells Q3 2006 Potential Pay Zone: Gothic Shale, 5,500'-7,500'; - Shale thickness: 100-500' Multiple Gas Shows Unconventional Fractured Gothic Shale Type Trap 600-700 Bcfe Unrisked Potential

Exploration Fairway Beecher Island EUR: 130 Bcfe Niobrara Celia 2,613 MBbls Pennsylvanian Goodland EUR: 13 Bcfe Niobrara Bonny EUR: 79 Bcfe Niobrara Republican EUR: 87 Bcfe Niobrara Cahoj 8,878 MBbls Pennsylvanian Cherry Creek EUR: 15 Bcfe Niobrara Goodland St. Francis Prairie Star 3-D outline N E Burlington K S C O SCALE 1 Township = 36 sq mi Tri-State DJ Basin, Kansas, Colorado and Nebraska Barrett Acreage Oil Field Gas Field Berry Petroleum - Operator 376,775 Gross, 181,165 Net Undeveloped Acres 50% WI; 85% Avg. NRI $2.2 MM 2005 Capex 400-500 Bcfe Net Unrisked Upside (50% WI) Potential Pay Zones: Niobrara +- 2,500' Gas Permian/Pennsylvanian +- 5,500' Oil Conventional Structural Trap Type 1,502 Miles 2-D Seismic; 24 sq. miles Prairie Star 3-D 5 Development Wells for Prairie Star in late 2005 WY CO KS NE DJ Basin Tri-State Project Vertical Well WOPL Horizontal Well Completing

SCALE 640 ac = 1 Sq Mile Cave Gulch #1-29 Recompletion Muddy IP: 19 MMcfe/d (gross) WI: 70% EUR: 28 Bcfe Frontier pay behind pipe Bullfrog #14-18 19,400' Test Muddy IP: 20 MMcfe/d (gross) WI: 94% Lakota/Frontier pay behind pipe Cave Gulch - Waltman - Cooper Reservoir Fields Waltman Arch, Wind River Basin, Wyoming Barrett - Operator 27,355 Gross, 21,136 Net Undeveloped Acres 54 - 100% Working Interest $22 MM 2005 Capex (5 wells, 4 recompletions) 49 MMcfe/d Net Production, 10/31/05 47 Bcfe YE '04 Proved Reserves Potential Pay Zones: Shallow: Lance, Ft. Union; Deep: Frontier, Muddy, Lakota Barrett Acreage Future Lance Location Potential Future Deep Location Historical Deep Producers Deep Gas Show Well Deep Structural Axes Gas Productive Area Cave Gulch #5-30 Waiting on Muddy Recompletion Cooper Deep #1 Muddy test projected TD 16,300' WYOMING Wind River Basin Cave Gulch Field Waltman Field Cooper Reservoir Field

Bill Barrett Corporation

Eastern Wind River - Basin Centered Gas Projects

Talon and East Madden, Wyoming



WYOMING
Wind River Basin

- Barrett - Operator
- 233,041 Gross, 87,708 Net Acres



Creek
Thrust
Qwl
Fault
Madden
3+ Tcfe
EAST
MADDEN
3-D
BBC WI 37.5%
Hitchcock
Draw
16,600' Test
Stone-Cabot-Yates
Lower Ft. Union-
Lance tests
Delta
18,000' Mesaverde
tests – 3 wells
EDG Webb Ranch #10-19
Lower Ft. Union
waiting on compression for
"A" zone completion
Frenchie Draw
100+ Bcfe
BBC 60% WI- Yates
High Noon Fed #1
Lance test-800 Mcfd
Yates Riverbank Unit
BBC WI 44%
TALON
BBC Talon Unit
BBC WI 44-64%
Thrust
Area of New Ft. Union
and Lance Production
Lance Basin - Centered Gas Play
Waltman Arch
Barrett Acreage
Gas Well
2005 Location
Yates Mahoney Unit
BBC WI 44-100%

16

Bill Barrett Corporation

Big Horn Basin - Basin Centered Gas Project

Wyoming

- Barrett - Operator
- Large Undrilled Region
- Prolific Hydrocarbon System
- Multiple "Giant" Fields
- 173,866 Gross, 119,494 Net Acres
- 100% WI; 84% Avg. NRI
- Potential Pay Zones: Lance 8,000'-14,500', Meeteetse 9,500'-16,000', Mesaverde 10,000'-17,500'
- Unconventional Basin Centered Tight Gas Sandstone and Conventional Structural Type Traps
- Multiple Tcfe Unrisked Target Size


Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Area of Basin Centered Gas Play
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
Little Buffalo
167 MMBbl
149 Bcf
Cottonwood Ck
60 MMBbl
45 Bcf
Grass Creek
120 MMBbl
SCALE
1 Township
= 36 sq mi
Barrett Acreage
Gas Field
Oil Field
Outcrop
Structural Axes


Big Horn Basin
WYOMING

17

Rocky Mountain Overthrust Projects Gas Prone Area Oil Prone Area Wolverine Discovery Covenant Field Denver, CO Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Big Horn Basin Utah Overthrust Play (Hingeline) 7,837 Net Undeveloped Acres Hingeline Circus Canadian Overthrust EUR: 20+ Tcfe High potential, higher risk structural exploration Play Wyoming Overthrust EUR: 10+ Tcfe Several places, figures quoted in presentations at the Annual AAPG Conference on Canadian overthrust production was the original source that I and I think Dad was using. But, better yet - I have a 2001 report: Natural Gas Potential in Canada from the Canadian Gas Potential Committee that puts discovered reserves in this provence at 20.525 Tcfe. -----Original Message----- From: Jane Rerecich Sent: Wednesday, November 09, 2005 6:52 PM To: Terry Barrett Cc: Francis Barron; Bill Crawford Subject: Canadian Overthrust EUR Terry, Francis was wondering where we got that Canadian Overthrust EUR: 20+ Tcfe number from that is on the regional overthrust map. Please let me know too and I will put a note on the slide (off the display part tho) for our future reference. << File: Rocky Mountain Overthrust Projects.ppt >>

of Thrust System Eastern Limit 82 sq. mi. 3-D in process Circus Prospect Montana Barrett - Operator 183,128 Gross, 147,113 Net Undeveloped Acres 100% WI; 82% NRI $8.4 MM 2005 Capex Leading Edge of Montana Thrust Belt Numerous Large Anticlinal Features and Faults 82 sq. mi. 3-D in Process Potential Pay Zones: Cretaceous 2,200'-7,000', Mississippian 8,000'-11,000' Devonian 9,000'-11,500' Many Oil and Gas Shows in Existing Wells Multiple Tcfe Unrisked Target Size MT Mapped Area Barrett Acreage Dry with Oil and Gas Shows Thrust Fault Structural Axes

Bill Barrett Corporation

Powder River Basin - Coal Bed Methane

Wyoming

- Barrett - Operator
- 120,701 Total Gross, 54,957 Net Undeveloped Acres
- $24 MM 2005 Capex (200 Big George wells)
- 23 MMcfe/d Net Production, 10/31/05
- 40 Bcfe YE '04 Proved Reserves
- Four Active Rigs, Palmtree



MT
Powder River Basin
WY

Barrett Acreage
Gas Producing Area



WYODAK PLAY
BIG GEORGE PLAY
Fort Union Outcrop
Amos Draw
Gillette, WY
Cat Creek
DeadHorse
Willow Creek
Fort Union Outcrop
Tuit
Palmtree
Porcupine
SCALE
1 Township = 36 sq mi

20

Barrett Acreage Oil Well Barrett Operated Well Barrett 2005 Dev. Location Horizontal Well Target/Red Bank/Red Bank Extension Williston Basin, Montana & North Dakota Scale: 640 ac = 1 Mile (with 40 ac grid) Target 85 -100% WI Red Bank Extension Project WI 60% Red Bank 90 -100% WI M O N T A N A N. D A K O T A IP: 225 Bopd Horizontal Technology Play Potential Pay Zones: Madison 9,000', Bakken 10,600' 20 MMBoe Net Unrisked Target Size IP: 300 Bopd IP: 70 Bopd IP: 70 Bopd Barrett - Operator 82,469 Gross, 65,618 Net Acres 583 Bopd Net Production, 10/31/05 $9.3 MM 2005 Capex (3 Wells) IP: 75 Bopd Sigma Lee #14-23 Completing 19,000' MD Bakken test BBC 6.25% WI SD MT Williston Basin Mapped Area ND IP: 275 Bopd

Bakken Trend 50% WI, 86% NRI 35 potential locations #11-27H McCrae 7,400' True Vertical Depth 4,390' Lateral Drilling 50% WI Richland County Bakken Pool Redwater Bakken Play Williston Basin, Montana Scale: 640 ac = 1 Mile (with 40 ac grid) Barrett Acreage Oil Well Horizontal Well SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Potential Pay Zones: Bakken Dolomite 7400', Judith River Sand 950' 4.3 MMBoe Net Unrisked Target Size Stratigraphic Type Trap Barrett - Operator 20,862 Gross, 10,140 Net Acres $2.7 MM 2005 Capex (1 Well) Horizontal Technology Play Sleeping Giant Field

Grand River Williston Basin, North & South Dakota Scale: 640 ac = 1 Mile (with 40 ac grid) Barrett - Operator 26,304 Gross, 11,805 Net Acres 60% WI; 84% NRI 60% WI (84% NRI) #14-32H Nygaard, 60% WI 9,200' True Vertical Depth 5,000' Lateral Completing N O R T H D A K O T A S O U T H D A K O T A Horizontal Red River "B" producer High potential Red River "B" zone Horizontal Exploration Trend Barrett Acreage Oil Well Luff operated Red River B Well Horizontal Well SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Prospect: Grand River, Red River B', Harding Co., S.D. & Bowman Co., N.D. Operator: BBC WI: 60% / NRI: 50.4% Lease Position: Gross: 24,164 Ac / Net: 10,944 Ac Seismic Coverage: 2D: 184 miles Potential Pay Zones, Depths: Red River B' (9,200' TVD, 14,200' MD) '05 Budget: $ 1.6 MM (Drlg. & Land) Number of wells: 1 exploratory well Project unrisked target size: Gross: 150 BCFE / Net: 57 BCFE Primary & Secondary Type Trap: Regional oil accumulation $1.6 MM 2005 Capex (1 Well) 10 MMBoe Net Unrisked Target Size

Peter's Point #6-7, West Tavaputs, Uinta Basin, Utah

Appendix November 2005

Bill Barrett Corporation

Rocky Mountain Pipelines


EXISTING PIPELINES
COLORADO INTERSTATE GAS
OVERTHRUST
WYOMING INTERSTATE COMPANY (WIC)
TRAILBLAZER
SOUTHERN STAR
KMI
WILLISTON BASIN INTERSTATE
KERN RIVER
NORTHWEST PIPELINE
TRANS COLORADO
LOST CREEK
FORT UNION
THUNDER CREEK
QUESTAR
CHEYENNE PLAINS
PENDING/PROPOSED EXPANSIONS
WBI GRASSLANDS
BISON
KM – SEMPRA ROCKIES EXPRESS
WIC
ENTEGRA
EL PASO – CONTINENTAL CONNECTOR
MONTANA
WYOMING
IDAHO
SOUTH DAKOTA
NEBRASKA
UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA
POWDER RIVER
BIG HORN
WIND RIVER
GREEN RIVER
UINTA/PICEANCE
DJ/EASTERN CO
Opal
Cheyenne
Sempra Rockies Express
KMI
CIG
Kern River
Northwest
Questar
Trans Colorado
Fort Union
Continental Connector
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location

26

Grand SCALE: 1 Township = 36 sq mi Rifle, CO Piceance Basin Basin Centered Gas Project Hogback Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar Gibson Gulch COLORADO Piceance Basin White River Uplift Rulison 275 Bcfe 150 MMcfe/d Mamm Creek 259 Bcfe 271 MMcfe/d Divide Creek 65 Bcfe 2 MMcfe/d Parachute 139 Bcfe 100 MMcfe/d Grand Valley 233 Bcfe 143 MMcfe/d COGCC website for updates

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT $67 MM 2005 Capex (22 wells, 3 recompletions) 32 MMcfe/d Net Production, 10/31/05 UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin 3-D Seismic Survey 246,787 Net Undeveloped Acres 49 Bcfe YE '04 Proved Reserves

Bill Barrett Corporation

Wind River Basin

- **$62 MM 2005 Capex** (19 wells, 7 recompletions)
- **53 MMcfe/d Net Production, 10/31/05**
- **160,717 Net Undeveloped Acres**
- **83 Bcfe YE '04 Proved Reserves**



Owl Creek
Thrust
Fault
Madden
3+ Tcfe
EAST
MADDEN
3-D
WYOMING
Wind River Basin
WALTMAN
ARCH 3-D
Frenchie Draw
100+ Bcfe
Lance
TALON
Basin - Centered Gas Play
Waltman Arch Thrust
Cave Gulch
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE:
1 Township
36 sq mi
Barrett Acreage
Gas Field
Faults

29

Williston Basin Horizontal Technology Play Predominantly Fee Lands Oil Component $14 MM 2005 Capex (7 wells, 1 recompletion) 7 MMcfe/d Net Production, 10/31/05 131,954 Net Undeveloped Acres 31 Bcfe YE '04 Proved Reserves Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Target-Red Bank Madison Play Red Bank Extension Madison Play Lyco Sale $421 MM Mondak Bakken Play Hebron Bakken Play

Indian Hills Williston Basin, North Dakota Scale: 640 ac = 1 Mile (with 40 ac grid) 35 - 75% WI Horizontal Madison Potential Foreman Butte Indian Hills Barrett Acreage Oil Well Barrett Operated Well Barrett 2005 Dev. Location Horizontal Well #44-11H Schmitz 42% WI Prospect: Indian Hills, Ratcliffe, McKenzie Co., N.D. Operator: BBC WI: 75% / NRI: 60.75% Lease Position: Gross: 14,827 Ac / Net: 9,327 Ac Seismic Coverage: None Potential Pay Zones, Depths: Ratcliffe (9,100' TVD, 13,500' MD), Rival (9,300' TVD, 13,700 MD) '05 Budget: $ 2.9 MM Number of wells: 2 (1 Rival dev. well & 1 Ratcliffe exploratory) Current production rate: 690 MCFE (Rival) Proved reserves: 2.55 BCFE (Rival) Project unrisked target size: Ratcliffe, Gross: 45 BCFE / Net: 15.5 BCFE Type Trap: Stratigraphic - Rarcliffe & Rival, Carbonate bank buildups Barrett - Operator 14,827 Gross, 9,327 Net Acres $2.9 MM 2005 Capex Potential Pay Zones: Madison and Ratcliffe Vertical Depth 9,100'-9,300' 2.5 MMBoe Unrisked Target Size SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA

Mondak Bakken Play Williston Basin, Montana & North Dakota Bakken Trend M O N T A N A N. D A K O T A Nance Bakken Discovery 250 Bopd 6 locations 22% WI 9 locations 100% WI $825/ac. $910/ac. $710/ac. $580/ac. $750/ac. Burlington locations $1,792/ac. $310/ac. Scale: 640 ac = 1 Mile (with 40 ac grid) Total leasehold Barrett Acreage Recent BLM Sale Oil Well Horizontal Well SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA McKenzie Fed #14-31H 22% WI Drilling (Non-operated) Barrett Operator, all wells below 6000' 234,973 Gross, 175,615 Net Acres $8 MM 2005 Capex Multiple Tcfe Unrisked Target Size Prospect: Mondak Bakken, McKenzie Co., N.D. Operator: BBC WI: 22 to 100% / NRI:19 to 87.5% Lease Position: Gross: 20,862 Ac / Net: 10,140 Ac Seismic Coverage: None Potential Pay Zones, Depths: Bakken Dolomite at 10,300' TVD, 14,800' MD '05 Budget: $ 1.07 MM (Drlg. & Land) Number of wells: 1 non-op exploratory well Project unrisked target: Gross: 22.5 BCFE / Net: 13.5 BCFE Type Trap: Stratigraphic, low porosity, oil saturated, dolomite encased in source rock shale 9,943 gross, 6,486 net acres $1 MM 2005 Capex Potential Pay Zones: Bakken 10,300' Vertical Depth, 4,700' Lateral 2.25 MMBoe Unrisked Target Size